UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2006

INDYMAC MBS, INC.

(as depositor under the Pooling and Servicing Agreement,
dated as of June 1, 2006, providing for the issuance of
IndyMac Residential Mortgage-Backed Trust, Series 2006-L2)

IndyMac MBS, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-132042-19	95-4791925
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

155 North Lake Avenue Pasadena, California		91101
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (626) 535-5555

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

On June 15, 2006, a series of certificates, entitled IndyMac Residential Mortgage-Backed Trust, Series 2006-L2 (the “Certificates”), was issued pursuant to a pooling and servicing agreement, dated as of June 1, 2006 (the “Agreement”), attached hereto as Exhibit 4.1, among IndyMac MBS, Inc. as depositor (the “Depositor”), IndyMac Bank F.S.B. (“IndyMac Bank”) as seller (the “Seller”) and as servicer (the “Servicer”) and Deutsche Bank National Trust Company as trustee (the “Trustee”) and as supplemental interest trust trustee (the “Supplemental Interest Trust Trustee”). The Certificates consist of seven classes of certificates (collectively, the “Certificates”), designated as the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class M Certificates, Class B Certificates, Class C Certificates and Class R Certificates. The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”), consisting of a pool of mortgage loans (the “Mortgage Pool”) of fixed and adjustable-rate residential lot mortgage loans (the “Mortgage Loans”). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $225,503,707.83 as of June 1, 2006. The Mortgage Loans were purchased pursuant to the Agreement. The Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates and Class M Certificates were sold by the Depositor to Bear, Stearns & Co. Inc. as representative of the underwriters (the “Underwriters”), pursuant to an Underwriting Agreement, dated June 14, 2006 (the “Underwriting Agreement”) among the Depositor, IndyMac Bank and the Underwriters. The Class B Certificates and the Class C Certificates were delivered by the Depositor to the Seller as partial consideration for the Mortgage Loans constituting the pool assets. The Class R Certificates were retained by Bear, Stearns & Co. Inc.

The Certificates have the following initial Certificate Balances and Pass-Through Rates:

Class Offered Certificates	Initial Certificate Principal Balance(1)	Pass-Through Rate(2)

A-1	$126,795,000.00	Variable
A-2	$67,559,000.00	Variable
A-3	$28,105,000.00	Variable
M	$1,015,000.00	Variable

(1)	Approximate.
(2)	The pass-through rate on each class Certificates will be based on one-month LIBOR plus the applicable margin set forth in the Agreement, subject to the rate caps described in the Agreement.

The Certificates, other than the Class B Certificates, Class C Certificates and the Class R Certificates, and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated June 14, 2006 (the “Prospectus Supplement”), and the Prospectus, dated June 14, 2006, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class B Certificates, Class C Certificates and the Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 9.01 Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of June 14, 2006, by and among IndyMac MBS, Inc., IndyMac, F.S.B. as Seller and Bear, Stearns & Co. Inc., relating to the Series 2006-L2 Certificates.

4.1
Pooling and Servicing Agreement, dated as of June 1, 2006, by and among IndyMac MBS, Inc., as Depositor, IndyMac Bank, F.S.B., as Seller and Servicer, and Deutsche Bank National Trust Company, as Trustee and Supplemental Interest Trust Trustee, relating to the Series 2006-L2 Certificates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 23, 2006

INDYMAC MBS, INC.

By:	/s/ Andy Sciandra
Name:	Andy Sciandra
Title:	Senior Vice President

Index to Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of June 14, 2006, by and among IndyMac MBS, Inc., IndyMac, F.S.B. as Seller and Bear, Stearns & Co. Inc., relating to the Series 2006-L2 Certificates.

4.1
Pooling and Servicing Agreement, dated as of
June 1, 2006, by and among IndyMac MBS, Inc., as Depositor, IndyMac Bank, F.S.B., as Seller and Servicer, and Deutsche Bank National Trust Company, as Trustee and Supplemental Interest Trust Trustee, relating to the Series 2006-L2 Certificates.